EXHIBIT 10.01



                   AIRCRAFT PURCHASE AGREEMENT

     This Aircraft Purchase Agreement, made and executed this 1st day of June, 1998, by and between N & MD Investment Corp., a Delaware corporation, with offices at One Rodney Square, P.O. Box 551, Wilmington, Delaware 19899; (hereinafter "SELLER") and Rio Leasing, Inc., a Nevada corporation, with offices at 3700 West Flamingo Road, Las Vegas, Nevada 89103; (hereinafter "BUYER").

     IN CONSIDERATION of the mutual covenants contained herein, the parties hereto agree as follows:

                            ARTICLE I
                      SALE OF USED AIRCRAFT

     Subject to the terms and conditions set forth herein, Seller hereby agrees to sell and deliver, and Buyer hereby agrees to buy and accept, that certain used 1993 Gulfstream IV-SP aircraft, bearing manufacturer's serial number 1217 together with it engines, systems and equipment, listed on Exhibit "A" attached hereto (hereinafter the "AIRCRAFT"). Seller shall retain the FAA Registration Number N711MC and Seller shall pay all costs incurred to change the FAA Registration Number and to remove the existing Number from the Aircraft and replace it with the new FAA Registration Number.

                           ARTICLE II
              DELIVERY, INSPECTION, AND ACCEPTANCE

     2.1 The Aircraft shall be ready for delivery to Buyer within sixty (60) days of January 31, 2000.

     2.2 Before the end of the period of Article 2.1, Seller shall give Buyer reasonable notice of the date on which the Aircraft will be ready for Buyer's inspection and/or flight test and delivery to Buyer (the "Readiness Date") in accordance with this Agreement. Buyer, at its expense, shall commence that inspection and/or flight test within ten (10) days of the Readiness Date, such ten (10) day period being the "Delivery Period". If no Aircraft defect or discrepancy is revealed by that inspection and/or flight test, Buyer shall accept delivery of the Aircraft on or before the last day of the Delivery Period (the time of the acceptance of delivery of the Aircraft being the "Delivery Date"). Two (2) representatives of Buyer may participate in the foregoing inspection and/or flight test. Such flight test shall not exceed four (4) hours duration.

     2.3 Any aircraft defect or discrepancy revealed by Buyer's inspection and/or flight test referred to in Article 2.2 shall be corrected by Seller before the delivery of the Aircraft to Buyer which, in the case of this Article 2.3, may occur during or after the Delivery Period depending on the nature of the defect or discrepancy and time required for correction. Such correction shall be made at no cost to Buyer. If such correction requires an additional flight test it will be conducted according to Article
2.2. When this Article 2.3 applies, Buyer shall accept delivery of the Aircraft within three (3) days after the Aircraft defect or discrepancy has been corrected.

     2.4 If Buyer does not accept delivery of the Aircraft according to Article 2.2 or 2.3, as applicable, Buyer shall be deemed to be in default of the terms of this Agreement and (i) the unpaid balance of the Purchase Price (as defined in Article 4.1) shall immediately become due and payable, (ii) the Aircraft shall thereafter be provided with suitable outside storage at the expense of Buyer, and (iii) all risk of loss or damage to the Aircraft shall pass to and be borne by Buyer. Should Buyer not accept delivery of the Aircraft within thirty (30) days after the date for delivery as established according to Article 2.2 or 2.3, as applicable, Seller, at its election and upon giving ten (10) days written notice to Buyer, may terminate this Agreement in accordance with Article 9.1.

     2.5 Buyer, by its acceptance of the Aircraft at Delivery Date and signature of a receipt for the Aircraft in the form of Exhibit "B" attached hereto, shall be deemed to have examined the Aircraft and found it in conformity with the provisions of this Agreement.

                           ARTICLE III
                          RISK OF LOSS

     Risk of loss, damage or destruction to the aircraft shall pass from Seller to Buyer upon Buyer's execution of the Delivery Receipt. In the event of the loss, destruction or damage of the Aircraft prior to the Delivery Date, Buyer shall have the right to terminate this agreement. In the event of termination, Buyer's rights shall be governed by Article 9.3. Buyer shall notify Seller of its decision within fifteen (15) days from receipt by Buyer of written notice from Seller of the loss, destruction or damage of the Aircraft.

                           ARTICLE IV
               PURCHASE PRICE AND PAYMENT SCHEDULE

     4.1 The purchase price of the Aircraft is Twenty Seven Million and no/100ths Dollars (US$27,000,000.00). The purchase price of the Aircraft shall be decreased One Thousand and no/100ths Dollars (US$1,000.00) for each flight hour logged on the Aircraft as of the Readiness Date in excess of Two Thousand Five Hundred (2,500) hours. (The purchase price, net of any adjustment required herein, is hereinafter the "PURCHASE PRICE").

     4.2 The Purchase Price shall be paid by Buyer in accordance with the following schedule:

          AMOUNT                     TIMING
          ------                     ------
          U.S.$1,000,000.00          "Deposit"  due ninety  (90)
                                     days  after  execution   of
                                     this Agreement.
          Balance  of  Purchase      Upon  Closing and  Delivery
          Price                      of Aircraft

     4.3 The Closing transaction will go through Aero Records & Title Co., 3300 South Lakeside Drive, Oklahoma City, Oklahoma 73179, Attention: Mike Goble ("ESCROW AGENT") with Seller and
Buyer paying all escrow fees. Seller shall pay all filing/recording fees for the Bill of Sale and Registration Application and the release of any liens. Buyer shall furnish all funds by wire transfer to the account of Escrow Agent pursuant to the wiring instructions attached hereto as Exhibit C. Seller shall execute the Bill of Sale and deliver it to Escrow Agent on or before the Delivery Date. On the Delivery Date, Buyer shall wire transfer the balance of the Purchase Price, and its share of the escrow fees, to the account of Escrow Agent and Seller shall direct the Escrow Agent to file the Bill of Sale with the FAA.

     4.4 Seller and Buyer agree that the Deposit shall be held as security for Buyer's performance under this Agreement. The Deposit shall be deposited in an interest bearing account with Escrow Agent with interest accruing to the benefit of Buyer so long as Buyer is not in default of this Agreement. The Deposit shall be disbursed to Seller after Seller has signed and delivered to Escrow Agent all documents and instruments that must be signed by Seller to complete the sale of the Aircraft to Buyer.

                            ARTICLE V
                              TAXES

     5.1 Seller warrants that there are no outstanding or delinquent taxes attributable to the Aircraft as of the date of Delivery except as specifically stated herein. This warranty shall survive Delivery and acceptance of the Aircraft by Buyer.

     5.2 Buyer hereby agrees to pay the sales, use, or similar taxes or assessments and duties or fees, which may be imposed by any taxing authority in connection with the delivery, registration or its ownership of the Aircraft, but specifically excluding any capital gains, income, personal property or other similar taxes which may be assessed against Seller.

                           ARTICLE VI
                        LIMITED WARRANTY

     6.1 The Aircraft is being sold on an "AS-IS" basis, and there are no warranties which extend beyond the description of the Aircraft except as set forth herein. Seller disclaims all expressed or implied warranties or representation of any kind or nature whatsoever including merchantability and fitness except that Seller warrants that the Aircraft will be delivered in good working order and repair and have a valid Certificate of Airworthiness issued by the FAA with the required Bill of Sale and other title document free and clear of all liens and encumbrances. The documents conveying the Aircraft shall be the usual U.S. Government AC Form No. 8050-2 (Bill of Sale), and a warranty Bill of Sale defending title to the Aircraft, and attached hereto as Exhibit D. Both Bills of Sale shall be duly executed and acknowledged by Seller to Buyer so as to convey to the Buyer all of the Seller's right, title and interest in the Aircraft. The Bills of Sale shall be accompanied, if applicable, by properly executed release of lien and lease termination documents acceptable to the U.S. Federal Aviation Administration.

     6.2 Seller shall deliver to Buyer good and merchantable title to the Aircraft and shall convey such to Buyer free and clear of all liens, claims and encumbrances, at the time of Delivery. This warranty shall survive Delivery and acceptance of the Aircraft by Buyer.

     6.3 Seller agrees to indemnify, reimburse and hold Buyer, and its respective successors, assigns, shareholders, directors, representatives, employees, agents and servants (collectively "INDEMNITEES") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgment, and any and all costs, expenses or disbursements (including reasonable attorney's fees and expenses)(collectively "EXPENSES") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of the ownership of the Aircraft by Seller, its respective predecessors or agents (including, without limitation, latent or other defects, whether or not discoverable); provided that no Indemnitee shall be indemnified for Expenses to the extent caused by the gross negligence or willful misconduct of such Indemnitee. Seller agrees upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, Seller shall at the request of such Indemnitee assume full responsibility for the defense thereof.

                           ARTICLE VII
                 REPRESENTATIONS AND WARRANTIES

     7.1 Seller hereby represents and warrants to Buyer as follows, which representations and warranties shall survive the Delivery Date:

     a. On the Delivery Date, the Aircraft will be in good working order and repair and have a valid Certificate of Airworthiness issued by the FAA with all Airworthiness Directives and inspections current;

     b. On the Delivery Date, the Aircraft will have been inspected and maintained within the preceding twelve (12) month period in accordance with the provision of FAR Part 91 with all applicable requirements for maintenance and inspection thereunder complied with;

     c. All log books, maintenance records and other records to be delivered to Buyer are true and correct and the numbers on the Hobbs meter of the Aircraft are true and accurate;

     d. All existing service agreement, maintenance subscriptions and existing manufacturer warranties pertaining to the Aircraft listed or described on Exhibit E are binding, in full force and effect and will be paid through and up-to-date through the Delivery Date.

     e. Seller has good and marketable title to the Aircraft and on the Delivery Date, Seller will convey to Buyer good and marketable title to the Aircraft free and clear of any and all leases, liens, claims, rights to purchase and encumbrances;

     f. Seller is duly and validly organized and existing in good standing under the laws of the State of Delaware. Seller has the power, authority and legal capacity to enter into this Agreement and to carry out the transaction contemplated hereby without consent from any other party. The execution and delivery of this Agreement by Seller and the performance of its obligations hereunder have been duly authorized by all necessary action and do not violate or conflict with (i) any provision of any of its Certificate of Incorporation/Organization or By-Laws;
(ii) any law or any order, writ, injunction, decree, rule or regulation of any court, administrative agency or any other governmental authority; or (iii) contravene, result in a material breach or termination of or constitute a default under any provision of any agreement to which Seller is a party or by the Aircraft is bound; and (iv) will not result in the creation of any lien, restriction or encumbrance of the Aircraft. There is no action, suit or proceeding pending or threatened against Seller before any court, administrative agency or other governmental authority which brings into question the validity of, or might in any way impair, the execution, delivery or performance by the Seller of this Agreement. Seller is not subject to any restriction or agreement which, with or without the giving of notice, the passage of time, or both, prohibits or would be violated by the execution, delivery and consummation of this Agreement and the transaction contemplated herein;

     g. This Agreement constitutes a legally valid and binding obligation of Seller, enforceable according to its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting the enforceability of contractual obligations and creditors' rights generally and by the applicable of equitable principles or courts of competent jurisdiction, sitting at law or in equity.

     h. On the Delivery Date, no representation or warranty of Seller will contain any untrue statement of material fact or omit a material fact necessary to make the statements contained herein not misleading. To the best knowledge of Seller, there is no fact which Seller has not disclosed in writing to Buyer which materially adversely affects, or may materially adversely affect the Seller or the Aircraft.

     i. There are no actions, suits, claims or legal, administrative, arbitration or other proceedings or governmental investigations or examinations pending or threatened or injunctions or order entered, pending or threatened against Seller or its business, property or assets, at law or in equity, before or by any federal, state, municipal or other governmental department, court, commission, board, bureau, agency or instrumentality, domestic or foreign, to restrain or prohibit the consummation of the transactions contemplated hereby or to obtain damages which if decided would adversely affect the ability of Seller to consummate the transactions provided for in this Agreement.

     7.2 Buyer hereby represents and warrants to Seller as follows, which representations and warranties shall survive the Delivery Date:

     a. Buyer is duly and validly organized and existing in good standing under the laws of the State of Nevada. Buyer has the power, authority and legal capacity to enter into this Agreement and to carry out the transaction contemplated hereby without consent from any other party. The execution and delivery of this Agreement by Buyer and the performance of its obligations hereunder have been duly authorized by all necessary action and do not violate or conflict with (i) any provision of any of its certificate of incorporation/organization or by-laws; (ii) any law or any order, writ injunction, decree, rule or regulation of any court, administrative agency or any other governmental authority; or (iii) contravene, result in a material breach or termination of or constitute a default under any provision of any agreement to which Buyer is a party. Buyer is not subject to any restriction or agreement which, with or without the giving of notice, the passage of time, or both, prohibits or would be violated by the execution, delivery and consummation of this Agreement and the transaction contemplated herein;

     b. This Agreement constitutes a legally valid and binding obligation of Buyer, enforceable according to its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting the enforceability of contractual obligations and creditors' rights generally and by the application of equitable principles by courts of competent jurisdiction, sitting at law or in equity.

     c. On the Delivery Date, no representation or warranty of Buyer contained herein will contain any untrue statement of material fact or omit a material fact necessary to make the statements contained herein not misleading. Buyer makes no representation or warranty of any kind, express or implied, other than those contained in this Agreement.

                          ARTICLE VIII
                        EXCUSABLE DELAYS

     Seller and Buyer shall be excused from, and shall not be liable in any manner for, any delay or failure in performance under this Agreement if occasioned by cause or causes beyond its control and fault including, but not necessarily limited to, vendor delays, acts of God or the public enemy, weather, war, insurrection, riots, hostilities, acts of government, strikes, explosions, or serious accidents, governmental priorities or allocations, or any other cause beyond such party's reasonable control. Either party agrees to notify the other promptly of the occurrence of any such cause and carry out this Purchase Agreement as promptly as practicable after such cause is terminated. In the event Seller cannot deliver the Aircraft until 180 or more days after the occurrence and notification of such delay, then Buyer shall have the right to terminate this Agreement as provided in Article 9.3, upon written notice to Seller, with no further obligations.

                           ARTICLE IX
                           TERMINATION

     9.1  a.    This  Agreement  may  be  terminated  before  the
Delivery Date by either party by notice of termination to the other party upon the occurrence of any of the following events:

               i) the other party makes an assignment for the benefit of creditors, or admit in writing its inability to pay its debts;
               ii) a receiver or trustee is appointed for the other party or for substantially all of such party's assets and, if appointed without such party's consent, such appointment is not discharged or stayed within thirty (30) days;
               iii) proceedings under any law relating to bankruptcy, insolvency or the reorganization or relief of debtors are instituted by or against the other party and, if contested by such party, are not dismissed or stayed within thirty (30) days; or
               iv) any writ of attachment or execution or any similar process is issued or levied against the other party or any significant part of its property and is not released, stayed, bonded or vacated within thirty (30) days after it issue or levy.

          b. In addition, Seller may terminate this Agreement before Delivery Date (i) as provided in Article 2.4 hereof; or
(ii) if Buyer is in default or breach of any material term or condition of this Agreement and does not cure such default or breach promptly after receipt of notice from Seller specifying such default or breach.

          c. In addition, Buyer may terminate this Agreement before Delivery Date if Seller is in default or breach of any material term or condition of this Agreement.

     9.2 In case of termination of this Agreement by Seller pursuant to and in accordance with Article 9.1:

               i) all rights (including property rights) which Buyer may have or may have had in or to this Agreement or the Aircraft shall be extinguished;
               ii) all rights (including property rights and the right to sell the Aircraft to another party) in and to the Aircraft shall be vested with Seller free and clear of any ownership or title rights, prior to claims, liens, charges or encumbrances; and
               iii) all amounts previously paid to Seller shall be retained by Seller and shall be applied against the costs and damages incurred by Seller as a result of the termination of this Agreement. Buyer hereby acknowledges and recognizes that in any event, such costs and damages will aggregate not less than the amounts previously paid to Seller.

     9.3 Upon termination of this Agreement by Buyer pursuant to and in accordance with Article 3; Article 8; or Article 9.1, Buyer's sole right, remedy and recourse against Seller and Seller's obligation to Buyer shall be limited to the following:
Buyer shall be entitled to recover from Seller only those amounts previously paid to Seller together with interest at the prime rate as published by the Bank of America, Nevada.

                            ARTICLE X
                             NOTICES

     10.1Any notice required to be given under this Agreement, or by any applicable provision of law, shall be made by telecopy and followed by certified mail addressed by the respective parties as set forth in the initial cause of this Agreement.

     10.2 All notices shall be deemed given as of the date of sending of the certified mail.

                           ARTICLE XI
                   MODIFICATION AND ASSIGNMENT

     11.1No  modification,  amendment  or  termination  of   this
Agreement shall be effective unless it is in writing and signed by the party to be bound or its authorized representative.

     11.2 The obligations of the parties under this Agreement may not be delegated in whole or in part.

     11.3 The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                           ARTICLE XII
                         APPLICABLE LAW

     The laws of the State of Delaware shall govern this Agreement. In the event of any dispute or claim arising out of this Agreement, the parties hereby agree that any legal action may be litigated in courts having situs within the State of Delaware. The parties hereby consent and submit to the non-exclusive jurisdiction of any local, state or federal court located within said State.

                          ARTICLE XIII
                             WAIVER

     13.1 All rights of the parties hereunder are separate and cumulative.

     13.2 No waiver by either party of any default hereunder shall be deemed waiver of any subsequent default.

                           ARTICLE XIV
                        ENTIRE AGREEMENT

     14.1 This Agreement sets forth the entire contract between the parties and supersedes all previous communication, representation, or Agreements whether oral or written, between the parties with respect to the sale and purchase of the Aircraft.

     14.2 Should any provision of the Agreement be void or unenforceable, such provision shall be deemed omitted, and this Agreement, with such provision omitted, shall remain in full force and effect.

     14.3 This Agreement may be executed in multiple originals, each of which shall be deemed an original but all of which together shall constitute but one and the same instrument.

     14.4 All of the exhibits attached hereto are incorporated herein and made a part of this Agreement by this reference thereto.

     14.5 The parties hereto represent that in the negotiation and drafting of this Agreement they have been represented by and have relied upon the advise of counsel of their choice. The parties affirm that their counsel have both had a substantial role in the drafting and the negotiation of this Agreement and, therefore, this Agreement shall be deemed drafted by all of the parties hereto and the rule of construction that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibit attached hereto.

                           ARTICLE XV
                             BROKERS

     Neither Seller nor Buyer have employed or retained any broker, agent, finder or other party or incurred any obligation for brokerage fees, finder's fees or commissions with respect to the transactions contemplated by this Agreement or otherwise dealt with anyone purporting to act in the capacity of a finder or broker with respect thereto whereby Buyer or Seller may be obligated to pay such a fee or a commission.

                           ARTICLE XVI
                         CONFIDENTIALITY

     In connection with the Agreement, Seller, Buyer and their agents agree that their terms of this Agreement shall be maintained in strict confidence and shall not be disclosed to any prospective third party principal or other interested person(s), except (i) to assignees or transferees of a party or to their counsel, accountants, auditors, other agents or third parties, all of whom shall agree to keep the same confidential; (ii) to a party's counsel, accountants, auditors or other agents; (iii) as may be required by statue, court or administrative order or decree or governmental ruling or regulation in any applicable jurisdiction; (iv) to the extent such information is publicly available; or (v) to the Lessee (as defined hereafter) and its counsel, accountants, auditors and other agents.

                          ARTICLE XVII
                          1031 EXCHANGE

     Buyer is aware that Seller is to perform a 1031 tax-deferred exchange. Buyer agrees to reasonably cooperate in such an exchange, at Seller's sole cost and expense. It is Seller's intent, and Buyer agrees to cooperate in such regard, that this transaction qualify as a like-kind exchange of property pursuant to Section 1031 of the United States Internal Revenue Code and Regulations. Buyer agrees to execute such documents which may be necessary to affect the like-kind exchange.

     IN   WITNESS  WIIEREOF,  the  parties  have  executed   this
Agreement by their duly authorized agents.

N & MD INVESTMENT CORP.,              RIO LEASING, INC.,
A DELAWARE CORPORATION,               A NEVADA CORPORATION,

/s/ James A. Barrett, Jr.             /s/ Ronald J. Radcliffe
-----------------------------         ---------------------------
Name:  James A. Barrett, Jr.          Name:  Ronald J. Radcliffe
       ----------------------                --------------------
Title: Treasurer                      Title: Treasurer
       ----------------------                --------------------
Date:  6/1/98                         Date:  6/1/98
       ----------------------                --------------------


                   AIRCRAFT PURCHASE AGREEMENT
                   GULFSTREAM IV SP, S/N 1217
                            EXHIBIT A

ENGINES
-------
                 ROLLS-ROYCE TAY ENGINES MK611-8
                          7000 Hrs. TBO

                         LEFT             RIGHT
                         ----             -----
Serial Number            16534            16535
Time Since New        1317 Hours       1317 Hours

APU SERIAL NUMBER - P-595
-------------------------

INTERIOR
--------
12 Passenger Interior (10 Place Installed)    Five Single Chairs
One Four Place Conference Group               One Three-Place Divan
Aft Galley, Fwd Crew Galley, Fwd & Aft Lav    Three Video Monitors and CD Player
Airshow 400 with Genesis                      Light Colored Interior
Flite Phone                                   Magna  Star Flite  Phone
                                              with Facsimile

EXTERIOR
--------
White with Black and Grey Trim

AVIONICS
--------
                Honeywell        EDZ-884           EDS
Triple          Collins          VHF-422B          VHF COMM
Dual            Collins          VIR-432           VHF NAV
Dual            Collins          ADF-462           ADF
Dual            Collins          DME-42            DME
Dual            Collins          TDR 94D           Transponder Mode "S"
Dual            Collins          HF-900            HF COMM

Triple          Honeywell        Laser Ref II      IRS
Triple          Honeywell        FMZ-800           FMS 4.1D Software
                Motorola                           Selcal
                Honeywell        Primus 870        Color Radar

MISCELLANEOUS
-------------
Honeywell DL-900 Data Locker     Dorne/Margolin ELT
Secure Plane Security System     Dual Global GPS Sensors
Aerial View Camera System        Honeywell TCAS II
B.F. Goodrich Stormscope         Loral FDR F-1000
Loral CVR A-1OOA                 RVSM Approved
Devore Tel-Tail Lights           10 Line Cabin Display


                   AIRCRAFT PURCHASE AGREEMENT
                   GULFSTREAM IV SP, S/N 1217
                            EXHIBIT B

BUYER:          Rio Leasing, Inc.
------          3700 West Flamingo Road
                Las Vegas, Nevada  89103

     This acknowledges full and satisfactory delivery and acceptance of the following described aircraft and/or equipment subject to the inspection rights described in the Aircraft Purchase Agreement for the Purchase of Gulfstream IV Serial Number 1217 by and between BUYER and N&MD INVESTMENT CORP. dated the____________day of______________, 1998.

                   GULFSTREAM IV SP, S/N 1217

     The   aircraft  and/or  equipment  referred  to  above   was
received by us on the date and at the location set forth below and was determined by us to be in good order and condition and acceptable to us.

     IN WITNESS WHEREOF this instrument has been duly signed by the undersigned authorized parties.

RIO LEASING, INC.                     N&MD INVESTMENT CORP.
(BUYER)

By:__________________________         By:________________________

Its:_________________________         Its:_______________________

Date:________________________         Date:______________________

Location:____________________         Location:__________________


                   AIRCRAFT PURCHASE AGREEMENT
                   GULFSTREAM IV SP, S/N 1217
                            EXHIBIT C

                       WIRING INSTRUCTIONS
                       -------------------

N&MD INVESTMENT CORP.
c/o AERO RECORDS & TITLE CO.
NATIONAL CITY BANK/CLEVE/TRUST
Cleveland, Ohio
ABA:                         04 1000 1 24
Beneficiary Name:            Trust Department
Beneficiary  Account Number: 217115
For  Further  Credit To:     Aero Records & Title Co.
                             Escrow No. 75-R064-009
Contact:                     Sandra Johnson at Ext. 2640
Reference:                   71 IMC/Mike (IMPORTANT)

(It is imperative that the N# be shown on the incoming wire for property credit)


                      N&MD INVESTMENT CORP.
                        ONE RODNEY SQUARE
                          P.O. BOX 551
                   WILMINGTON, DELAWARE 19899

                      WARRANTY BILL OF SALE
                            EXHIBIT D


     KNOW  ALL MEN BY THESE PRESENTS, that N&MD INVESTMENT CORP., a  Delaware corporation (hereinafter "N&MD"), in consideration of the  sum  of  One  Dollar  ($1.00) and other  good  and  valuable consideration to it paid by:

             RI0 LEASING, INC., A NEVADA CORPORATION

(hereinafter "BUYER"), the receipt whereof is hereby acknowledged, hereby sells, grants, transfers and delivers to the BUYER, its successors and assigns, all of N&MD's right, title and interest in and to the Aircraft (Gulfstream IV-SP, Serial Number
1217), together with the engines installed thereon, described as Rolls-Royce Tay engines, Serial Numbers 16534 (left) and 16535 (right), together also with all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature installed on the Aircraft pursuant to that Gulfstream IV-SP Purchase Agreement dated the _____ day of
__________, 1998 (said aircraft, engines, appliances, parts, instruments, appurtenances, accessories, furnishings, and other equipment being hereinafter collectively called the "Aircraft").

    N&MD  hereby represents, warrants and agrees that it  is  the lawful owner of the full legal and beneficial title to the Aircraft; that the Aircraft is free from all liens and encumbrances; that N&MD has the right to sell the same as aforesaid; and that N&MD will warrant and defend the sale of the Aircraft and BUYER'S title thereto against the claims and demands of all persons.

     IN  WITNESS WHEREOF, N&MD has caused this Warranty  Bill  of
Sale to be signed by its duly authorized officer this _____ day of __________, 1998.

N&MD INVESTMENT CORP.,
A DELAWARE CORPORATION,

_________________________
By:______________________

Its:_____________________

Date:____________________


                      N&MD INVESTMENT CORP.
                        ONE RODNEY SQUARE
                          P.O. BOX 551
                   WILMINGTON, DELAWARE 19899

                      WARRANTY BILL OF SALE
                            EXHIBIT D

     KNOW  ALL MEN BY THESE PRESENTS, that N&MD INVESTMENT CORP., a  Delaware corporation (hereinafter "N&MD"), in consideration of the  sum  of  One  Dollar  ($1.00) and other  good  and  valuable consideration to it paid by:

             RIO LEASING, INC., A NEVADA CORPORATION

(hereinafter "BUYER"), the receipt whereof is hereby acknowledged, hereby sells, grants, transfers and delivers to the BUYER, its successors and assigns, all of N&MD's right, title and interest in and to the Aircraft (Gulfstream IV-SP, Serial Number
1217), together with the engines installed thereon, described as Rolls-Royce Tay engines, Serial Numbers 16534 (left) and 16535 (right), together also with all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature installed on the Aircraft pursuant to that Gulfstream IV-SP Purchase Agreement dated March ________, 1998 (said aircraft, engines, appliances, parts, instruments, appurtenances, accessories, furnishings, and other equipment being hereinafter collectively called the "Aircraft").

     N&MD hereby represents, warrants and agrees that it is the lawful owner of the full legal and beneficial title to the Aircraft; that the Aircraft is free from all liens and encumbrances; that N&MD has the right to sell the same as aforesaid; and that N&MD will warrant and defend the sale of the Aircraft and BUYER'S title thereto against the claims and demands of all persons.

     IN  WITNESS WHEREOF, N&MD has caused this Warranty  Bill  of
Sale to be signed by its duly authorized officer this _____ day of __________, 1998.

N&MD INVESTMENT CORP.,
A DELAWARE CORPORATION,

_________________________
By:______________________

Its:_____________________

Date:____________________


                   AIRCRAFT PURCHASE AGREEMENT
                   GULFSTREAM IV SP, S/N 1217
                            EXHIBIT E


I.   SERVICE AGREEMENTS
     ------------------
     None

II.  MAINTENANCE SUBSCRIPTIONS
     -------------------------
     None

III. MANUFACTURER'S WARRANTY
     -----------------------

     PRIMARY & SECONDARY STRUCTURE   15 years / 15,000 hours commencing
                                     September 15, 1993
                                     Labor  included through the entire
                                     warranty period.